UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 6, 2007
                               (February 1, 2007)

                                 THINKPATH INC.
             (Exact name of registrant as specified in its charter)


ONTARIO                                  001-14813                52-209027
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)


           201 WESTCREEK BOULEVARD, BRAMPTON, ONTARIO, CANADA L6T 5S6 (Address of principal executive offices, including zip code)

                                 (905) 460-3040
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 1, 2007, Patrick Power resigned as a director of Thinkpath Inc. (the "Company"), which resignation was accepted in a resolution adopted during the February 2, 2007 meeting of the Board of Directors of the Company. Mr. Power had also served on the Company's Compensation and Audit Committees.

         Also during the February 2, 2007 meeting of the Board of Directors, Blair Taylor was appointed as a director of the Company, to serve as such until the next annual meeting of the shareholders of the Company for the purpose of filling the vacancy on the Board of Directors created by Mr. Power's resignation. It is expected that Mr. Taylor also will serve on the Company's Compensation and Audit Committees.

         Since 2002, Blair Taylor has provided financial management and consulting services to the Company through Taylor and Co. In addition, Mr. Taylor served as a Director of the Company from 1999 to 2000. Mr. Taylor was the Chief Administrative Officer of Baystreetdirect.com from 2000 to 2001 and was Chief Financial Officer of Phoenix Research and Trading Corporation from 1999 to 2000 where he also served as Director of Finance and Operations from 1997 to 1999. Mr. Taylor has held various senior positions with CIBC World Markets from 1992 to 1997, including Managing Director, Global Business Manager for Interest Rates and Managing Director, Business Manager for Institutional Equities. He holds a Bachelor of Mathematics (Honors in Computer Science) from the University of Waterloo in Ontario, Canada and is a member of the Canadian Institute of Chartered Accountants.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a) None. (b) None. (c) None.

(d) Exhibits:

EXHIBIT NUMBER     DESCRIPTION

17.1               Letter of Resignation from Patrick Power, dated
                   February 1, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 6, 2007

                                 THINKPATH INC.

                                 By: /s/ KELLY HANKINSON
                                     --------------------
                                 Name:    Kelly Hankinson
                                 Title:   Chief Financial Officer